Exhibit 10(iii)(f)

                        PRE-RETIREMENT DEATH BENEFIT AND
                         SUPPLEMENTAL PENSION AGREEMENT

         THIS AGREEMENT, made and entered into this14th day of March, 1997 between The Hartford Steam Boiler Inspection and Insurance Company, (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of the State of Connecticut and _________ (hereinafter referred to as the "Executive").

         WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel; and

         WHEREAS, the Executive is willing to continue in the employ of the Company if the Company will agree to pay him or his designees certain benefits in accordance with the provisions and conditions hereinafter set forth;

         NOW, THEREFORE, for value received and in consideration of the mutual covenants contained herein, the parties covenant and agree as follows:

                                            ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following terms have the meanings set forth below:

1.1 "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

1.2 "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

1.3  "Beneficiary" shall mean the person or persons designated under Section 7.1
     hereof  to  receive   benefits   payable  under  this  Agreement  upon  the
     Executive's death.

1.4      "Board" shall mean the Board of Directors of the Company.

1.5 "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 6.1 hereof) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically (a) identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties and (b) states a period of time within which the Executive must correct such failure (which is reasonable based on the specific circumstances of such failure), and the period of time specified in the demand has expired; or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company.

1.6 A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                    (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

                (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                       (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                  (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

           Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

1.7 "Company" shall mean The Hartford Steam Boiler Inspection and Insurance Company and, except in determining whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

1.8     "Date of Election" shall mean ____________________.

1.9 "Disability" shall be deemed the reason for the Termination of Employment of the Executive by the Company if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a notice of termination for Disability, and, within thirty (30) days after such notice of termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

1.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

1.11 "Executive" shall mean the individual named in the first paragraph of this Agreement.

1.12 "Executive's Base Annual Salary" shall mean annual salary, exclusive of bonuses, in effect at the date of Termination of Employment of the Executive or, if higher, in effect (i) immediately prior to the Change in Control or (ii) immediately prior to the first occurrence of an event or circumstance constituting Good Reason in the event of a termination for Good Reason.

1.13 "Good Reason" for Termination of Employment by the Executive shall mean the occurrence (without the Executive's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (i), (ii) and (iii) of the first sentence of Section 4.2 hereof (treating all references in paragraphs
         (a) through (g) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (a), (e), (f) or (g) below, such act or failure to act is corrected prior to the date of termination specified in the Notice of Termination given in respect thereof:

                  (a) the assignment to the Executive of any duties inconsistent with the Executive's status as a senior executive officer of the Company or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                   (b) a reduction by the Company in the Executive's annual base salary as in effect on the date hereof or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                 (c) the Company's requiring the Executive to be based more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control, except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                      (d) the failure by the Company to pay to the Executive any portion of the Executive's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                       (e) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                      (f) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

               (g) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6.1 hereof; for purposes of this Agreement, no such purported termination shall be effective.

         The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

1.14     "Notice of Termination" shall have the meaning set forth in Section
         6.1 hereof.

1.15 "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,
         (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

1.16 "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:
                (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;
                (b) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;
                (c) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates); or
                       (d) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

1.17 "Termination of Employment" means the cessation of the Executive's full-time employment.


                    ARTICLE II - PRE-RETIREMENT DEATH BENEFIT

2.1 If the Termination of Employment of the Executive is on account of the Executive's death, a death benefit equal to fifty percent (50%) of the Executive's Base Annual Salary at the time of his death will be paid subject to the limitations under Article VII. This death benefit will be paid by the Company to the Beneficiary of the Executive each year for fifteen years (15) years. The amount to be paid each year will be paid in equal monthly installments beginning on the first day of the month following the date of the Executive's death and on the first day of each month thereafter. If Termination of Employment of the Executive is on account of any event other than death, no benefit will be paid by the Company under this Article II.


                   ARTICLE III - SUPPLEMENTAL PENSION BENEFIT

3.1 Eligibility for Supplemental Pension Benefit on Termination of Employment on or after Age 65

         If Termination of Employment occurs on or after the Executive has attained age 65, the Executive will be entitled to receive an annual supplemental pension benefit under this Agreement in an amount equal to thirty-five percent (35%) of the Executive's Base Annual Salary times a fraction where the numerator represents the number of full calendar months completed since the Date of Election up until the first day of the month following the date of Termination of Employment (but not greater than 60) and the denominator is sixty (60). This supplemental pension benefit will be paid by the Company to the Executive each year for fifteen (15) years. The amount to be paid each year will be paid in equal monthly installments, beginning on the first day of the month following the date of Termination of Employment of the Executive, and on the first day of each month thereafter.

3.2 Eligibility for Supplemental Pension Benefit on Termination of Employment after Age 55 but prior to age 65

         If Termination of Employment occurs after the Executive has attained age 55 but prior to attaining age 65, the Executive will be entitled to receive the annual supplemental pension benefit calculated under
         Section 3.1 under this Agreement multiplied by the applicable percentage set forth in Appendix A. This supplemental pension benefit will be paid by the Company to the Executive each year for fifteen (15) years. The amount to be paid each year will be paid in equal monthly installments beginning on the first day of the month following the date of the Termination of Employment of the Executive and on the first day of each month thereafter.

3.3 Eligibility for Supplemental Pension Benefit on Termination of Employment by the Company Prior to Age 55

          (a) If Termination of Employment of the Executive by the Company occurs prior to the Executive attaining age 55, the Executive will be entitled to receive the annual supplemental pension benefit calculated under Section 3.1 under this Agreement multiplied by seventy percent (70%). This supplemental pension benefit will be paid by the Company to the Executive each year for fifteen (15) years. The amount to be paid each year will be paid in equal monthly installments beginning on the first day of the month following the month within which the Executive attains age 55 and on the first day of each month thereafter. In the event the Executive dies prior to the commencement date of the benefit, such benefits will be paid to the Executive's Beneficiary in accordance with Section 7.1 hereof, beginning on the first day of the month following the month within which the Executive would have attained age 55.

          (b) If Termination of Employment is by reason of the voluntary resignation of the Executive prior to attainment of age 55 (other than for death, Disability or Good Reason following a Change in Control of the Executive pursuant to the provisions of Article
               IV) hereof, the Executive shall not be entitled to any benefit under this Agreement.

3.4      Eligibility for Supplemental Pension Benefit on Disability

          (a) If Termination of Employment of the Executive occurs on account of Disability the Executive will be entitled to receive a supplemental pension benefit under this Agreement in an amount equal to thirty-five percent (35%) of the Executive's Base Annual Salary reduced by any benefit to which the Executive may be entitled under Social Security, the Company's Long-Term Disability Plan, Worker's Compensation awards, or any combination thereof, on account of Disability. This supplemental pension benefit, if any, will be paid by the Company to the Executive each year for fifteen (15) years. The amount to be paid each year will be paid in equal monthly installments, beginning on the first day of the month following the date of Termination of the Executive's Employment, and on the first day of each month thereafter.

          (b) If, at any time during a period in which the Executive is entitled to receive payments on account of Disability, the condition of Disability no longer exists, the Company's obligation to make any further payments on account of such Disability will terminate on the date on which such Disability no longer exists.


ARTICLE IV - TERMINATION OF EXECUTIVE'S EMPLOYMENT FOLLOWING CHANGE IN CONTROL

4.1 In lieu of the benefit, if any, to which the Executive would be entitled under the provisions of Article III hereof, if (i) Termination of Employment of the Executive occurs within three years following a Change in Control, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, or (ii) the Executive voluntarily terminates his/her employment for any reason during the one-month period commencing on the first anniversary of the Change in Control, then, in either such case, the Company shall pay the Executive the amounts determined in accordance with Section 3.1 hereof as though the Executive had attained age 65 prior to such termination and had been in full-time employment for sixty (60) months following the Executive's Date of Election. This supplemental pension benefit will be paid by the Company to the Executive each year for fifteen (15) years. The amount to be paid each year will be paid in equal monthly installments beginning on the first day of the month following the date of the termination of the Executive and on the first day of each month thereafter.

4.2 For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control thereafter occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his/her employment for Good Reason prior to a Change in Control (whether or not a Change in Control thereafter occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated, after the occurrence of a Potential Change in Control and prior to a Change in Control, by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control which occurs within six months after the issuance of the Notice of Termination in connection with such termination.


                      ARTICLE V -TERMINATION OF EMPLOYMENT
                           OF THE EXECUTIVE FOR CAUSE

5.1      If   Termination   of   Employment  of  the  Executive  is  for  Cause,
         notwithstanding any other provision of this Agreement, the Executive will not be entitled to receive any benefits hereunder.


                       ARTICLE VI - NOTICE OF TERMINATION

6.1 Any purported termination of the Executive's employment (i) by the Company or (ii) following a Change in Control, by the Executive for Good Reason or in accordance with clause (ii) of Section 4.1 shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 9.12 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause
         (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

6.2 The effective date of Termination of Employment of Executive for termination of employment requiring notice pursuant to Section 6.1 hereof shall be (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) nor more than sixty (60) days and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty
         (60) days, respectively, from the date such Notice of Termination is given).



                     ARTICLE VII- BENEFICIARY OF DEATH BENEFIT
                             OR SUPPLEMENTAL PENSION

7.1 In the event that the termination of the Executive's employment with the Company is on account of the Executive's death or that the Executive should die prior to receipt of any amounts(s) due or remaining to be paid under Articles III or IV of this Agreement, the death benefit payable under Article II or any amounts remaining payable under Articles III or IV, shall be paid at the times and in the manner specified under the terms of Article II or Articles III or IV, as applicable, to such Beneficiary or Beneficiaries as the Executive may have designated by filing with the Company a notice in writing in a form acceptable to the Company. In the absence of any such designation, such unpaid amounts shall be paid to the Executive's surviving spouse, or if the Executive should die without a spouse surviving, to the Executive's estate.


                   ARTICLE VIII - CLAIMS PROCEDURE

8.1      Filing Claims

         Any insured, Beneficiary or other individual (hereinafter, "Claimant") entitled to benefits under the Agreement shall file a claim request with the Administrator.

8.2      Notification of Claimant

         If a claim request is wholly or partially denied, the Administrator will furnish to the Claimant a notice of the decision within 90 days in writing and in a manner calculated to be understood by the Claimant, which notice will contain the following information:


          (a)  The specific reason or reasons for the denial;

          (b) Specific reference to pertinent provisions of the Agreement upon which the denial is based;

          (c) A description of any additional material or information necessary for the Claimant to perfect the Claim and an explanation of why such material or information is necessary; and

          (d) An explanation of the claims review procedure under the Agreement describing the steps to be taken by a Claimant who wishes to submit his claim for review.

8.3      Review Procedure

         Claimant or his authorized representative may with respect to any denied claims:

                  (a) Request a review upon written application filed within sixty (60) days after receipt by the Claimant of written notice of the denial of his claim;
                  (b)      Review pertinent documents; and
                  (c)      Submit issues and comments in writing.

         Any request or submission must be in writing and directed to the Fiduciary, as defined under Section 9.9, (or its designee). The Fiduciary (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

8.4      Decision on Review

         (a) The Fiduciary (or its designee) will render a decision following its review. If special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) warrant additional time, the decision will be rendered as soon as possible, but not later than 120 days after receipt of the request for review. Written notice of any such extension will be furnished to the Claimant prior to the commencement of the extension.
         (b) The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent provisions of the Agreement on which the decision is based.

         (c) If the decision on the review is not furnished to the Claimant within the time limits prescribed above, the claim will be deemed denied on review.


                      ARTICLE IX - MISCELLANEOUS PROVISIONS

9.1      Misrepresentation.

         (a) The Company may deem it appropriate to insure its obligation to provide all or any part of the benefits described in this Agreement. If the Company does deem it appropriate to insure all or any part of any such benefits, the Company will so notify the Executive. The Executive agrees to take whatever actions may be necessary to enable the Company to timely apply for, acquire and maintain such insurance and to fulfill the requirements of the insurance company relative to the issuance thereof.

         (b)      If  the  Executive  is  required  by  the  Company  to  submit information to one or more insurers in order to secure insurance as described herein, and if the Executive has made a material misrepresentation in any application for such insurance, the Executive's right to a benefit under this Agreement will be reduced by the amount of the benefit that is not paid by the insurer(s) because of such material misrepresentation.

9.2      Satisfaction of Claims

         The Executive agrees that his rights and interests, and rights and interests of any persons taking under or through him, will be completely satisfied upon compliance by the Company with the provisions of this Agreement.

9.3      Amendment; Waiver; Superseding Agreement.

          (a)  No  provision  of  this  Agreement  may be  modified,  waived  or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party, including, but not limited to, the Preretirement Death Benefit and Supplemental Pension Agreement between the parties, dated
               ---------------------.

          (b) The Agreement may be altered, amended, or modified only by a written instrument signed by the Company and the Executive. This Agreement sets forth the entire understanding of the parties with respect to the subject matter thereof.

9.4      Governing Law

         The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Connecticut. All references to sections of the Exchange Act shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed.

9.5      Non-Assignable Rights

         Neither the Executive nor his spouse, nor other Beneficiary, will have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder without the written consent of the Company. Such payments and the right thereto are expressly declared to be non-assignable and nontransferable.

9.6      Independence of Agreement

         The benefits under this Agreement will be independent of, and in addition to, any other agreement that may exist from time to time between the parties hereto, or any other compensation payable by the Company to the Executive, whether as salary, bonus or otherwise. This Agreement will not be deemed to constitute a contract of employment between the parties hereto, nor will any provision hereof restrict the right of the Company to discharge the Executive, or restrict the right of the Executive to terminate his employment.

9.7      Non-Secured Promise

         The rights of the Executive under this Agreement and of any Beneficiary of the Executive will be solely those of an unsecured creditor of the Company. Any insurance policy or any other asset acquired or held by the Company in connection with the liabilities assumed by it hereunder, will not be deemed to be held under any trust for the benefit of the Executive or his beneficiaries or to be security for the performance of the obligations of the Company, but will be, and remain, a general, unpledged, unrestricted asset of the Company and the Company will retain all ownership rights in any such policy.



9.8      Successors; Binding Agreement

         In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession which is in connection with a Change in Control shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of Termination of Employment of the Executive.

9.9      Fiduciary and Administrator

         (a) The Human Resources Committee of the Board will be Fiduciary and the Company will be Administrator of this Agreement. The Company's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Company as Administrator.

         (b) The Fiduciary or the Administrator may employ others to render advice with regard to its responsibilities under this Agreement. The Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with any provisions of the Employee Retirement Income Security Act of 1974 that may be applicable.

9.10     Waiver by Human Resources Committee

         The Human Resources Committee of the Board is authorized to waive any provisions of this Agreement which would otherwise operate to deny, reduce or delay any benefit payments under any provisions of this Agreement.

9.11     Arbitration

         Any dispute or controversy arising under this Agreement in connection with any termination-related compensation or benefit and any such dispute or controversy in connection with a claim for compensation or benefits to which Article VIII applies (after application of the provisions of said Article VIII) shall be settled exclusively by arbitration in Hartford, Connecticut in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

9.12    Notices

           For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                                 To the Company:

                              The Hartford Steam Boiler
                             Inspection and Insurance Company
                                One State Street
                                  P.O. Box 5024
                             Hartford, CT 06102-5024

                                             Attention:  Corporate Secretary

9.13     Validity

                   The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

9.14     Counterparts

         This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.



         IN WITNESS WHEREOF, the parties have hereunto set their hands, the Company by its duly authorized officer, on the day and year first written above.




         ----------
         Executive





THE HARTFORD STEAM BOILER
INSPECTION AND INSURANCE
COMPANY


/s/ Gordon W. Kreh
Its: President





                                   APPENDIX A


                     ATTAINED AGE                    PERCENTAGE OF
                   AT TERMINATION OF                    BENEFIT
                      EMPLOYMENT





                          65                              100

                          64                              97

                          63                              94

                          62                              91

                          61                              88

                          60                              85

                          59                              82

                          58                              79

                          57                              76

                          56                              73

                          55                              70